SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
(Name of Registrant as Specified In Its Charter)

 ............................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)        Title of each class of securities to which transaction applies:

2)        Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)        Proposed maximum aggregate value of transaction:

5)        Total fee paid:

[_]       Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)        Amount Previously Paid:

2)        Form, Schedule or Registration Statement No.:

3)        Filing Party:

4)        Date Filed:

                                UAM/(R)/ FUNDS
                         Funds for the Informed/(SM)/

January 26, 2001



Dear Shareholder:

I am writing to all shareholders of Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio (each an "SP (UAM) Portfolio," and collectively, the "SP (UAM) Portfolios" or "SP Portfolios") to inform you of a special meeting of shareholders to be held February 23, 2001. Before that special meeting, I would like your vote on the important issues affecting your fund as described in the attached proxy statement. This is a very important meeting that has been called to consider two proposals requiring your vote as a shareholder.

The proxy statement includes proposals relating to the approval of a new investment advisory agreement for each SP (UAM) Portfolio and the approval of a reorganization transaction ("Reorganization Transaction") with respect to each SP (UAM) Portfolio. More specific information about all the proposals is contained in the proxy statement, which you should consider carefully.

THE BOARD OF DIRECTORS OF YOUR SP (UAM) PORTFOLIO HAVE UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED WITHIN THIS DOCUMENT.

I realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented and vote by signing and returning your proxy card(s) in the enclosed postage-paid envelope. You will receive two proxy cards if you own shares in both SP (UAM) Portfolios. Please sign and return each card you receive.

If we do not receive your completed proxy card promptly, you may be contacted by a representative of UAM Funds, Inc. (the "UAM Funds") who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,



James F. Orr, III
Chairman

               IMPORTANT NEWS FOR SHAREHOLDERS OF THE PORTFOLIOS

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of some matters affecting the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio that require a shareholder vote.

                         Q & A:  QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING TO THE SP (UAM) PORTFOLIOS?

A.   Until recently, all investment decisions regarding the SP (UAM)
     Portfolios were made by Sterling Capital Management Company ("Old Sterling"), a wholly-owned subsidiary of United Asset Management Corporation or UAM. UAM administers the SP (UAM) Portfolios. Five key employees of Old Sterling organized Sterling Capital Management, LLC
     ("New Sterling"), and on January 19, 2001 New Sterling purchased the investment advisory business of Old Sterling. In connection with this purchase, New Sterling and the SP (UAM) Portfolios entered into Interim Agreements ("Interim Agreement" or collectively, the "Interim Agreements") under which New Sterling makes investment decisions for the SP (UAM) Portfolios pending completion of the business transfer from Old Sterling and UAM to New Sterling. In connection with the purchase of Old Sterling's business, UAM and New Sterling agreed, subject to your approval, to a Reorganization pursuant to which the assets of the SP (UAM) Portfolios will be transferred to new portfolios, to be called the SP (AIC) Portfolios, which will be two series of the Advisors' Inner Circle Fund ("AIC Trust") and shareholders of the SP (UAM) Portfolios will receive shares of equivalent value and number in SP (AIC) Portfolios. New Sterling will make all investment decisions for the SP (AIC) Portfolios, SEI Investments Mutual Fund Services, Inc. will serve as administrator and SEI Distribution Co. will serve as the distributor to the SP (AIC) Portfolios.

     The following pages give you additional information about the sale to New Sterling and the Reorganization of the SP Portfolios and the proposals on which you are being asked to vote. THE BOARD OF DIRECTORS OF UAM FUNDS, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH UAM, OLD STERLING,
     NEW STERLING, THE UAM FUNDS OR THEIR RESPECTIVE AFFILIATES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.

Q.   WHY DID YOU SEND ME THIS BOOKLET?

A. You are receiving these proxy materials - a booklet that includes the Proxy Statement and a proxy card - because you have the right to vote on the important proposals concerning your investment in your SP (UAM) Portfolio.

Q.   WHY ARE MULTIPLE CARDS ENCLOSED?

A. If you own shares of both the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio you will receive a proxy card for each portfolio.

Q.   WHY AM I BEING ASKED TO VOTE ON THE NEW ADVISORY AGREEMENT IN PROPOSAL
     NO. 1?

A. The purchase by New Sterling of Old Sterling's business constituted an "assignment," as that term is defined in the 1940 Act, of the SP Portfolios' investment advisory agreements. As required by the Investment Company Act of 1940, as amended, (the "1940 Act") the
     SP Portfolios' investment advisory agreements automatically terminated as a result of the assignment. Accordingly, in anticipation of the completion of the sale to New Sterling, the Board of UAM approved the Interim Agreements and has proposed continuation of the advisory services under new investment advisory agreements between the SP Portfolios and New Sterling for approval by shareholders of each of the SP Portfolios. Compensation earned by New Sterling under the Interim Agreements is held in an interest-bearing escrow account pending shareholder approval of new investment advisory agreements for a period of up to 150 days from the termination of the previous investment advisory agreements. If shareholders approve the proposed investment advisory agreements, the amount held in the escrow account, plus interest, will be paid to New Sterling. If shareholders do not approve the proposed investment advisory agreements, New Sterling will be paid the lesser of the costs incurred in performing its services under the Interim Agreements or the total amount in the escrow account, plus interest earned. The new advisory agreement is substantially similar in all material respects to the Interim Agreements and the previous advisory agreements between Old Sterling and each SP Portfolio and each SP Portfolio's advisory fee rate will remain unchanged.

Q.   WHAT HAPPENS IF A NEW ADVISORY AGREEMENT IS NOT APPROVED?

A. If the shareholders of an SP (UAM) Portfolio do not approve a new investment advisory agreement, the Interim Agreement will continue in effect and the Board of UAM will take such further action as it deems to be in the best interests of the shareholders of such SP (UAM) Portfolio.

Q.   WHY AM I BEING ASKED TO VOTE ON THE PROPOSED REORGANIZATION IN PROPOSAL
     NO. 2?

A. A shareholder vote is required to approve a transfer of the assets and liabilities of one series or portfolio of a mutual fund to a new series or portfolio of another mutual fund. The proposed Reorganization requires shareholder approval because the assets of the SP (UAM) Portfolios will be transferred from the UAM mutual fund to the new SP (AIC) Portfolios under the AIC mutual fund.

Q.   WHAT HAPPENS IF THE PROPOSED REORGANIZATION IS NOT APPROVED?

A. If the shareholders of a SP (UAM) Portfolio do not approve the Reorganization, the Reorganization will not close and the Board of UAM will take such further action as it deems to be in the best interests of the shareholders of such SP (UAM) Portfolio.

Q.   HOW WILL THE TRANSACTIONS AFFECT ME?

A. The SP (AIC) Portfolios' investment objectives, investment restrictions and fees and expenses are identical to those of the SP (UAM) Portfolios. The SP (AIC) Portfolios are not, however, part of the UAM Funds. The SP
     (AIC) Portfolios are separate series of the AIC Trust and you will become a shareholder of those funds after the Reorganization Transaction, if the shareholders approve it. SEI Investments and its affiliates (rather than UAM) will provide administrative and other services to the SP (AIC) Portfolios. The Reorganization Transaction will not be a taxable event to the shareholders of the SP Portfolios.

Q.   HOW DOES THE UAM BOARD RECOMMEND THAT I VOTE?

A. After careful consideration, the UAM Board, including those Directors who are not affiliated with the UAM Funds, UAM or its affiliated companies and New Sterling and its affiliated companies, recommend that you vote FOR all of the proposals on the enclosed proxy card(s).

Q.   WHOM DO I CALL FOR MORE INFORMATION OR TO PLACE MY VOTE?

A. You may provide the UAM Funds with your vote via mail. If you need more information on how to vote, or if you have any questions, please call your fund's information agent at 1-877-826-5465.


  YOUR VOTE IS IMPORTANT AND WILL HELP AVOID THE ADDITIONAL EXPENSE OF ANOTHER
                                 SOLICITATION.

                  Thank You For Promptly Recording Your Vote.

                                   UAM Funds

                        211 CONGRESS STREET, 4TH FLOOR
                               BOSTON, MA 02110
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON FEBRUARY 23, 2001

NOTICE IS HEREBY GIVEN that a meeting (the "Meeting") of shareholders of Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio, each a series of UAM Funds, Inc., will be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 at 10:00 a.m. Eastern time on February 23, 2001 for the following purposes:

1. To approve a new investment advisory agreement for the Sterling Partners' Balanced Portfolio and the Sterling Partners' Small Cap Value Portfolio.

2. To approve a reorganization transaction with respect to the Sterling Partners' Balanced Portfolio and the Sterling Partners' Small Cap Value Portfolio.

3. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 21, 2000, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. You may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the meeting.

By Order of the Board of Directors of the UAM Funds, Inc.



Linda T. Gibson
Secretary

Boston, Massachusetts
January 26, 2001

                                   UAM FUNDS

                        211 CONGRESS STREET, 4TH FLOOR
                               BOSTON, MA 02110
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                     STERLING PARTNERS' BALANCED PORTFOLIO
                 STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

                        TO BE HELD ON FEBRUARY 23, 2001

THIS PROXY STATEMENT IS FURNISHED IN CONNECTION WITH THE SOLICITATION BY THE BOARD OF DIRECTORS OF THE UAM FUNDS, INC. (the "UAM Funds") for the meeting of shareholders of Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio (each a "SP (UAM) Portfolio," and collectively, the "SP (UAM) Portfolios" or the "SP Portfolios") to be held at the offices of UAM Fund Services, Inc., 211 Congress Street, Boston MA 02110 on February 23, 2001 at 10:00 a.m., and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 21, 2000 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of meeting and proxy card are first being mailed to shareholders on or about January 26, 2001.

As used in this proxy statement, the UAM Funds' board of directors is referred to as a "Board," and the term "Director" includes each director of the UAM Funds. A Director who is an interested person of the UAM Funds is referred to in this proxy statement as an "Interested Director." A Director may be an interested person of the UAM Funds because he or she is affiliated with one of the UAM Funds' investment advisers, United Asset Management Corporation or the UAM Funds' principal underwriter. Directors who are not interested persons of the UAM Funds are referred to in this proxy statement as "Independent Directors."

SUMMARY OF PROPOSALS REQUIRING SHAREHOLDER VOTE
--------------------------------------------------------------------------------

     The Board intends to bring before the Meeting the matters set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card(s) included with this proxy statement or attend in person. Your vote is important no matter how many shares you own. You can vote easily and quickly by mail, by facsimile or in person. At any time before the Meeting, you may change your vote even though a proxy has already been returned by written notice to the UAM Funds, by mail, submitting a subsequent proxy, or by voting in person at the meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact the UAM Funds at 1-877-826-5465.

     The SP Portfolios expect that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of UAM or its affiliates, who will not receive any compensation therefore from the SP Portfolios.
     The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by New Sterling, not the UAM Funds or the SP (UAM) Portfolios.

     All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO SPECIFICATION IS MADE ON A PROXY CARD, IT WILL BE VOTED FOR THE MATTERS SPECIFIED ON THE PROXY CARD. For purposes of determining the presence of a quorum, abstentions, broker non-votes or withheld votes will be counted as present; however, they will have the effect of a vote against Proposals 1 and 2. Shareholders should note that, while votes to ABSTAIN will count toward establishing a quorum, passage of any Proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the Proposal. Accordingly, votes to ABSTAIN, broker non-votes or withheld votes and votes AGAINST will have the same effect in determining whether the Proposal is approved. Unmarked voting instructions will be voted in favor of the proposals.

     If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies.
     Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment.

REQUIRED VOTE

     The approval of Proposal 1 with respect to a particular SP (UAM) Portfolio requires the affirmative vote of a "majority of the outstanding voting securities" of the particular SP (UAM) Portfolio. Each SP (UAM) Portfolio will be voting as a separate series with respect to each proposal. Under the Investment Company Act of 1940 (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or
     (b) more than 50% of the outstanding voting securities. The approval of Proposal 2 with respect to a particular SP (UAM) Portfolio requires the affirmative vote of a majority of the shares entitled to vote of such SP (UAM) Portfolio.

PROPOSAL 1 - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
--------------------------------------------------------------------------------

INTRODUCTION

     Until recently, all investment decisions regarding the SP (UAM) Portfolios were made by Sterling Capital Management Company ("Old Sterling"), a wholly-owned subsidiary of UAM. UAM administers the SP Portfolios. Five key employees of Old Sterling organized Sterling Capital Management, LLC ("New Sterling"), and on January 19, 2001 New Sterling purchased the investment advisory business of Old Sterling. In connection with this purchase, New Sterling and the SP (UAM) Portfolios entered into interim agreements ("Interim Agreements") under which New Sterling makes investment decisions for the SP (UAM) Portfolios pending completion of the business transfer from Old Sterling and UAM to New Sterling. In connection with the purchase of Old Sterling's business, UAM and New Sterling agreed, subject to shareholder approval, to a reorganization (the "Reorganization" or the "Reorganization Transaction") pursuant to which the assets of the SP (UAM) Portfolios would be transferred to new portfolios, called the SP (AIC) Portfolios, which are two series of the Advisors' Inner Circle Fund ("AIC Trust"). The SP (AIC) Portfolios will be administered by
     SEI Mutual Fund Services, Inc. ("SEI"). New Sterling will make all investment decisions for the SP (AIC) Portfolios and SEI and its affiliates will serve as administrator, distributor and shareholder servicing agent. DST Systems, Inc. will serve as transfer agent and First Union will serve as custodian to the AIC Trust. New Sterling is located at 301 South College Street, Suite 3200, Charlotte, North Carolina 28202. UAM's address is One International Place, Boston, Massachusetts 02110. UAM is also the parent company of each SP (UAM) Portfolio's administrator, distributor and shareholder servicing agent.

     The purchase of the business of Old Sterling by New Sterling constituted an "assignment," as that term is defined in the 1940 Act, of the SP (UAM) Portfolios' investment advisory agreements. As required by the 1940 Act, the SP (UAM) Portfolios' investment advisory agreements automatically terminated as a result of the assignment. Accordingly, in anticipation of the completion of the sale to New Sterling and in the event the Reorganization Transaction (discussed below under Proposal 2) is not approved, the Board approved the Interim Agreements. The Board also has proposed continuation of the advisory services under new investment advisory agreements between the SP (UAM) Portfolios and New Sterling pending completion of the proposed Reorganization for approval by shareholders of each of the SP (UAM) Portfolios. Compensation earned by New Sterling under the Interim Agreements is held in an interest-bearing escrow account pending shareholder approval of new investment advisory agreements for a period of up to 150 days from the termination of the previous investment advisory agreements. If shareholders approve the proposed investment advisory agreements, the amount held in the escrow account, plus interest, will be paid to New Sterling. If shareholders do not approve the proposed investment advisory agreements, New Sterling will be paid the lesser of the costs incurred in performing its services under the Interim Agreements or the total amount in the escrow account, plus interest earned. A FORM OF THE NEW INVESTMENT ADVISORY AGREEMENT IS ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A. THE NEW INVESTMENT ADVISORY AGREEMENTS WITH THE AIC TRUST DO NOT REQUIRE YOUR APPROVAL, BUT THEY WILL BE SUBSTANTIALLY SIMILAR IN ALL MATERIAL RESPECTS TO EACH
     SP (UAM) PORTFOLIO'S PREVIOUS INVESTMENT ADVISORY AGREEMENT, THE INTERIM AGREEMENTS AND THE FORM OF INVESTMENT ADVISORY AGREEMENT ATTACHED TO THIS PROXY STATEMENT AS EXHIBIT A. IN ADDITION, THE ADVISORY FEE RATE PAYABLE TO NEW STERLING BY THE SP PORTFOLIOS WILL REMAIN UNCHANGED. NEW STERLING WILL PROVIDE SERVICES TO THE SP (UAM) PORTFOLIOS UNDER THE NEW ADVISORY AGREEMENTS ONLY IN THE EVENT THAT SHAREHOLDERS DO NOT APPROVE THE REORGANIZATION TRANSACTION.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

               Each SP (UAM) Portfolio currently pays New Sterling annual advisory fees at the rates of 0.75% and 1.00% of the average daily net assets of the Balanced Portfolio and Small Cap Value Portfolio, respectively. In addition, New Sterling has voluntarily agreed to limit the total expenses of the Balanced Portfolio and Small Cap Value Portfolio to 1.11% and 1.25%, respectively, of each portfolio's average daily net assets, just as Old Sterling had agreed prior to the sale to New Sterling. To maintain this expense limit, the adviser may waive a portion of its management fee and/or reimburse certain expenses of each SP (UAM) Portfolio. New Sterling intends to continue its expense limitation until further notice, but may discontinue it at any time. As of October 31, 2000, the Balanced Portfolio and Small Cap Value Portfolio paid
     Old Sterling $414,164 and $544,080, respectively, excluding fee waivers. After giving effect to Old Sterling's fee waivers, the Balanced Portfolio and Small Cap Value Portfolio paid $286,022 and $354,966 in advisory fees during their most recent fiscal year.

INFORMATION ON NEW STERLING

     New Sterling is a registered investment adviser formed by five key employees of Old Sterling, Mark Whalen, Dave Ralston, Ed Brea, Alex McAlister and Brian Walton, to purchase the investment advisory business of Old Sterling from UAM, which was completed on January 19, 2001.
     Old Sterling was formed in 1970 and became a subsidiary of United Asset Management in 1984. It served as investment adviser of the SP (UAM) Portfolios from their inception (March 15, 1991 with respect to the

     Sterling Partners' Balanced Portfolio and January 2, 1997 with respect to the Sterling Partners' Small Cap Value Portfolio) until the sale to
     New Sterling.

     New Sterling provides investment management services to a diversified group of clients including public investment pools, corporate, endowment, foundation and health care clients. New Sterling's products include small and large capitalization value equity, fixed income, and cash management. Currently, New Sterling has approximately $3.25 billion under management. New Sterling currently has twenty-nine employees, including sixteen investment professionals. These investment professionals are between 34 and 46 years old, and New Sterling anticipates that this team will provide leadership for New Sterling for the future.

Information on Other Similar Investment Companies Advised by New Sterling

     New Sterling acts as investment adviser for the Market Street Fund-All Pro Small Cap Value Portfolio, which has a similar investment objective as the Sterling Partners' Small Cap Value Portfolio it currently advises.
     The Market Street Fund-All Pro Small Cap Value Portfolio has net assets of $9,649,587.99 as of October 31, 2000 and New Sterling receives an annual advisory fee at a rate of .70% of the net assets managed by New Sterling.

The name, address and principal occupation of the principal executive officer and each director or general partner of New Sterling is as follows:

     PRINCIPAL EXECUTIVE OFFICER       TITLE                OCCUPATION
     -----------------------------     ---------------      ------------------
     Mark W. Whalen                    Principal, CEO,      Investment Adviser
                                       President
     DIRECTORS                         TITLE                OCCUPATION
     -----------------------------     ---------------      ------------------
     Eduardo A. Brea                   Principal, CFA       Investment Adviser
     Alexander W. McAlister            Principal,           Investment Adviser
                                       Client Development
     David M. Ralston                  Principal, CIO       Investment Adviser
     Brian R. Walton                   Principal, CFA       Investment Adviser

     The address for each of the persons listed above is c/o Sterling Capital Management, LLC, 301 S. College Street-Suite 3200, Charlotte, NC 28202

SECTION 15(F) OF THE 1940 ACT

               Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as New Sterling) to a registered investment company, and the affiliates of such adviser (such as UAM), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors or trustees of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden"
     (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

               Consistent with the first condition of Section 15(f), New Sterling and UAM have agreed that for a period of three (3) years, they will not take or recommend any action that would cause more than 25% of the trustees to be interested persons of the entity acting as the SP (UAM) Portfolios' investment adviser.

               With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

     New Sterling and UAM have agreed not to take or recommend any action that would constitute an unfair burden on the SP (UAM) Portfolios within the meaning of Section 15(f).

PROPOSAL 2 - APPROVAL OF THE REORGANIZATION
--------------------------------------------------------------------------------

SUMMARY OF THE REORGANIZATION

     In addition to the approval discussed above, shareholders of the SP (UAM) Portfolios are being asked to vote on the Reorganization, pursuant to which each of the SP (UAM) Portfolios will transfer all of its assets and certain liabilities to one of two newly-organized portfolios, to be called the "new" Sterling Partners' Balanced Portfolio and "new" Sterling Partners' Small Cap Value Portfolio (each a "SP (AIC) Portfolio" and collectively the "SP (AIC) Portfolios"), which will be two series of the Advisors' Inner Circle Fund ("AIC Trust") to be administered by SEI Investments Mutual Fund Services, Inc. ("SEI"). As a result of the proposed Reorganization, each SP (UAM) Portfolio shareholder will become a shareholder of the corresponding SP (AIC) Portfolio and will hold immediately after the Reorganization shares of such SP (AIC) Portfolio with a total dollar value and number equal to the total dollar value and number such shareholder held in the SP (UAM) Portfolio immediately prior to the Reorganization.
     New Sterling will make all investment decisions for the SP (AIC) Portfolios and SEI and its affiliates will serve as administrator, distributor and shareholder servicing agent. DST Systems, Inc.

     will serve as transfer agent and First Union will serve as custodian to the AIC Trust. The Agreement further provides for the amendment of the UAM Funds Charter to cancel all of the issued and outstanding shares of the SP (UAM) Portfolios. It is currently anticipated that the Reorganization will occur in early March.



DESCRIPTION OF THE AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     The Agreement by and between UAM Funds, on behalf of each of the SP (UAM) Portfolios, and the AIC Trust, on behalf of each of the SP (AIC) Portfolios, provides for: (i) the transfer of all or substantially all of the assets of the Sterling Partners' Balanced Portfolio solely in exchange for shares of beneficial interest of the "new" Sterling Partners' Balanced Portfolio and the assumption by the "new" Sterling Partners' Balanced Portfolio of certain liabilities of the Sterling Partners' Balanced Portfolio, followed by the distribution on the closing date of the "new" Sterling Partners' Balanced Portfolio's shares to the holders of the Sterling Partners' Balanced Portfolio shares (ii) the transfer of all or substantially all of the assets of the Sterling Partners' Small Cap Value Portfolio solely in exchange for shares of beneficial interest of the "new" Sterling Partners' Small Cap Value Portfolio and the assumption by the "new" Sterling Partners' Small Cap Value Portfolio of certain liabilities of the Sterling Partners' Small Cap Value Portfolio, followed by the distribution on the closing date of the "new" Sterling Partners' Small Cap Value Portfolio's shares to the holders of the Sterling Partners' Small Cap Value Portfolio's shares and (iii) the amendment of the UAM Funds Charter to cancel all of the issued and outstanding shares of each of the SP (UAM) Portfolios. On the closing date for the Reorganization Transaction, anticipated to be January 19, 2001, if one or both SP (UAM) Portfolios obtain shareholder approval of the appropriate proposal for the reorganization, each SP (UAM) Portfolio obtaining such approval, shall assign, deliver, and otherwise transfer all of its assets and assign certain liabilities to the corresponding SP (AIC) Portfolio free and clear of all liens and encumbrances, and such SP (AIC) Portfolio will acquire all the assets and will assume certain liabilities of the corresponding SP
     (UAM) Portfolios, in exchange for shares of such SP (AIC) Portfolio.
     In addition, the Agreement provides that the net asset value per share of each SP (UAM) Portfolio and of each corresponding SP (AIC) Portfolio will be equal and the number of shares of each SP (AIC) Portfolio issued in exchange for shares of the corresponding SP (UAM) Portfolio will equal the number of shares of such SP (UAM) Portfolio issued and outstanding at the time of the Reorganization. Following the liquidation of each of the SP (UAM) Portfolios, the outstanding shares of the SP (UAM) Portfolios will be cancelled on the books of the UAM Funds and become unissued shares. Articles of Amendment further effecting cancellation will be filed thereafter with the Maryland State Department of Assessments and Taxation. The Agreement also provides that in the event the Agreement is approved by only one SP (UAM) Portfolio, the failure of the other SP (UAM) Portfolio to consummate the transactions contemplated by the Agreement shall not affect the consummation or validity of the Reorganization with respect to the other SP (UAM) Portfolio.

     The Agreement also provides that the AIC Trust will receive, prior to the closing, an opinion of counsel to the effect that: (i) the UAM Funds are duly organized and validly existing under the laws of the State of Maryland and the SP (UAM) Portfolios are validly existing series of the UAM Funds;
     (ii) UAM Funds is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"); (iii) the Agreement, the Reorganization Transaction provided for therein and the execution of the Agreement have been duly authorized and approved by all requisite action of the UAM Funds and has been duly executed and delivered by the UAM Funds on behalf of the SP (UAM) Portfolios and is a valid and binding obligation of the UAM Funds on behalf of the SP (UAM) Portfolios, subject to applicable bankruptcy, insolvency, fraudulent conveyance, and similar laws or court decisions regarding enforcement of creditors' rights generally and such counsel shall express no opinion with respect to the application of equitable principles on any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to availability of any specific or equitable relief of any kind or with respect to the provision of this Agreement intended to limit liability for a particular matter for a particular Acquired Fund and its assets, including but not limited to Section 21 of the Agreement; and (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administrative or regulatory agency is required for the UAM Funds to enter into the Agreement or carry out its terms on behalf of the SP (UAM) Portfolios that has not been obtained other than where the failure to obtain such consent, approval, order, or authorization would not have a material adverse affect on the operations of the SP (UAM) Portfolios.

     In addition, UAM Funds shall have received, prior to the closing, an opinion of counsel to the effect that: (i) the AIC Trust and the SP (AIC) Portfolios are duly organized and validly existing under the laws of the Commonwealth of Massachusetts; (ii) the AIC Trust is an open-end management investment company registered under the 1940 Act; (iii) the Agreement, the Reorganization Transaction provided for therein, and the execution of the Agreement have been duly authorized and approved by all requisite corporate action of the AIC Trust and the Agreement has been duly executed and delivered by the AIC Trust and is a valid and binding obligation of the AIC Trust, subject to applicable bankruptcy, insolvency, fraudulent conveyance and similar laws or court decisions regarding enforcement of creditors' rights generally; (iv) to the best of counsel's knowledge, no consent, approval, order or other authorization of any federal or state court or administration or regulatory agency is required for the AIC Trust to enter into the Agreement or carry out its terms on behalf of the SP
     (AIC) Portfolios that has not already been obtained, other than where the failure to obtain any such consent, approval, order or authorization would not have a material adverse effect on the operations of the AIC Trust or the SP (AIC) Portfolios; and (v) the AIC Trust shares to be issued in the Reorganization have been duly authorized and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid and non-assessable.

TAX CONSEQUENCES OF THE REORGANIZATION

     At the time of the closing, the UAM Funds and the AIC Trust shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by a SP (UAM) Portfolio upon the transfer of its assets in exchange, solely for the corresponding shares and the assumption by such SP (AIC) Portfolio of that SP (UAM) Portfolio's stated liabilities; (2) no gain or loss will be recognized by such SP (AIC) Portfolio on its receipt of such SP (UAM) Portfolio's assets in exchange for that SP (AIC) Portfolio's shares and the assumption by that SP (AIC) Portfolio of such SP (UAM) Portfolio's liabilities; (3) the basis of such SP (UAM) Portfolio's assets in such SP (AIC) Portfolio's hands will be the same as the basis of those assets in that SP (UAM) Portfolio's hands immediately before the conversion; (4) such SP (AIC) Portfolio's holding period for the assets transferred to the SP (AIC) Portfolios by such SP (UAM) Portfolio will include the holding period of those assets in the SP (UAM) Portfolio's hands immediately before the conversion; (5) no gain or loss will be recognized by such SP (UAM) Portfolio on the distribution of such SP (AIC) Portfolio's shares to that SP (UAM) Portfolio's shareholders in exchange for their shares of the SP (UAM) Portfolio; (6) no gain or loss will be recognized to a shareholder of such SP (UAM) Portfolio as a result of the SP (UAM) Portfolio's distribution of such SP (AIC) Portfolio's shares to that SP (UAM) Portfolio's shareholder in exchange for the SP (UAM) Portfolio's shareholder's shares of the SP (UAM) Portfolio; (7) the basis of such SP (AIC) Portfolio's shares received by such SP (UAM) Portfolio's shareholders will be the same as the adjusted basis of that SP (UAM) Portfolio's shareholders' shares of the SP (UAM) Portfolio surrendered in exchange therefor; and (8) the holding period of such SP (AIC) Portfolio's shares received by such SP (UAM) Portfolio's shareholders will include the SP (UAM) Portfolio's shareholders' holding period for the SP (UAM) Portfolio's shareholders' shares of the Portfolio surrendered in exchange therefor, provided that such SP (UAM) Portfolio's shares were held as capital assets on the date of the conversion.

     The Reorganization Transaction is expected to qualify as a "reorganization" within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), with each of the SP (AIC) Portfolios and the SP (UAM) Portfolios being "parties to a reorganization" within the meaning of Section 368(b) of the Code. As a consequence, the Reorganization will be tax-free for each of the SP (AIC) Portfolios, the SP (UAM) Portfolios and their respective Shareholders.

DESCRIPTION OF UAM FUNDS AND THE SP (UAM) PORTFOLIOS

     UAM Funds was organized under the name "ICM Fund, Inc." as a Maryland Corporation on October 11, 1988. On January 18, 1989, the name was changed to "The Regis Fund, Inc." On October 31, 1995, the name was changed again to "UAM Funds, Inc." The principal executive office of UAM Funds is located at 211 Congress Street, Boston, MA 02110. UAM Funds is an open-end management investment company registered under the 1940 Act. The Articles of Incorporation, as amended, permit its governing board to issue three billion shares of common stock, with a $0.001 par value. The governing board has the power to create and designate one or more series or classes of shares of common stock and to classify or reclassify any unissued shares at any time and without shareholder approval. When issued and paid for, the shares of each series and class are fully paid and non-assessable, and have no pre-emptive rights or preferences as to conversion, exchange, dividends, retirement or other features.

     The shares of each series and class have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of members of the governing board can elect all of the members if they choose to do so. On each matter submitted to a vote of the shareholders, a shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his or her name on the books. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the members of UAM Funds' Board.

     The Board of the UAM Funds has authorized two classes of shares in each portfolio: Institutional and Institutional Service. The two classes represent interests in the same assets of a portfolio and, except as discussed below, are identical in all respects.

     Institutional Service Shares bear certain expenses related to shareholder servicing and the distribution of such shares and have exclusive voting rights with respect to matters relating to such distribution expenditures. The net income attributable to Institutional Service Shares and the dividends payable on Institutional Service Shares will be reduced by the amount of the shareholder servicing and distribution fees; accordingly, the net asset value of the Institutional Service Shares will be reduced by such amount to the extent a portfolio has undistributed net income.

     The Sterling Capital Partners' Small Cap Value Portfolio has 25,000,000 Institutional Class shares and 10,000,000 Institutional Service Class Shares allocated to it; the Sterling Capital Partners' Balanced Portfolio has 25,000,000 Institutional Class shares and 10,000,000 Institutional Service Class shares allocated to it. Each of the SP (UAM) Portfolios is a validly existing series of UAM Funds.

     The Sterling Capital Partners' Balanced Portfolio seeks to provide maximum long-term return consistent with reasonable risk to principal. It invests in a diversified portfolio of equity securities, investment grade debt securities and cash. Old Sterling selects individual equity securities for the portfolio by identifying equities priced at a discount from the estimated value of their underlying businesses. The Sterling Capital Partners' Small Cap Value Portfolio seeks to provide maximum long-term return consistent with reasonable risk to principal. It invests primarily in equity securities of smaller companies, determined in terms of market capitalization.

     New Sterling serves as investment adviser to each SP (UAM) Portfolio pursuant to Interim Agreements dated December 14, 2000. The SP (UAM) Portfolios' Interim Agreements with New Sterling provide, in part, that New Sterling makes investment decisions for the assets of each SP (UAM) Portfolio and continuously reviews, supervises and administers each SP (UAM) Portfolio's investment program, subject to the supervision of, and policies established by, the Board of Directors. For its services, New Sterling is entitled to a fee, which is calculated by applying an annual percentage rate of .75% to the average daily net assets of the Sterling Capital Partners' Balanced Portfolio and a 1.00% rate to the average daily net assets of those of the Sterling Capital Partners' Small Cap Value Portfolio. Fees are calculated daily and paid on a monthly basis. New Sterling has voluntarily agreed to limit the total expenses (excluding interest, taxes, brokerage commissions and ordinary expenses) of both portfolios. Due to the expense cap, management fees collected by the adviser will fluctuate depending the amount of expenses incurred by each fund. Currently, New Sterling's management fees (including fee waivers and expense reimbursements) for the Sterling Capital Partners' Balanced and Sterling Capital Partners' Small Cap Portfolios are approximately 0.66% and 0.75%, respectively. Expenses for each fund will vary over time. As a result, management fees subject to the voluntary expense cap will fluctuate accordingly.


DESCRIPTION OF THE AIC TRUST AND SP (AIC) PORTFOLIOS

     The AIC Trust is organized under Massachusetts law as a business trust pursuant to an Agreement and Declaration of Trust dated July 18, 1991, as amended on February 18, 1997. The AIC Trust is an open-end management investment company registered under the 1940 Act which has authorized capital consisting of an unlimited number of units of beneficial interest, without par value, of separate series of the AIC Trust. The "new" Sterling Capital Partners' Balanced Portfolio and the "new" Sterling Capital Partners' Small Cap Value Portfolio will be duly organized and validly existing series of the AIC Trust at the time of the Reorganization.

     Shareholders of AIC Trust shares are entitled to one vote for each full share held and fractional votes for fractional shares. On any matter submitted to a vote of shareholders, all shares of the Trust entitled to vote shall be voted on by individual series or class, except that (i) when so required by the 1940 Act, then shares shall be voted in the aggregate and not by individual series or class, and (ii) when the trustees of the Trust (the

     "Trustees") have determined that the matter only affects the interest of one or more series or class, then only shareholders of such series or class(es) shall be entitled to vote. The AIC Trust's Declaration of Trust provides that any action may be taken or authorized upon the concurrence of a majority of the aggregate number of votes entitled to be cast thereon, subject to any applicable requirements of the 1940 Act.

     The AIC Trust's Declaration of Trust permits any one or more series, either as the successor, survivor or non-survivor, (i) consolidate or merge with one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States; or
     (ii) transfer a substantial portion of its assets to one or more other trusts, partnerships, associations or corporations, including any series or class thereof, organized under the laws of the Commonwealth of Massachusetts or any other state of the United States, any such consolidation, merger or transfer to be upon such terms and conditions as are specified in an agreement and plan or reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. Any such consolidation, merger or transfer may be authorized by vote of a majority of the Trustees then in office without the approval of shareholders of any series.

     The AIC Trust will not hold annual meetings of shareholders, but special meetings of shareholders may be held under certain circumstances. A special meeting of the shareholders may be called at any time by the Trustees, by the president or, if the Trustees and the president shall fail to call any meeting of shareholders for a period of 30 days after written application of one or more shareholders who hold at least 10% of all shares issued and outstanding and entitled to vote at the meeting, then such shareholders may call the meeting.

     The AIC Trust's affairs are supervised by the Trustees under the laws governing business trusts in the Commonwealth of Massachusetts. Trustees of the Trust are elected by shareholders holding a majority of shares entitled to vote. Trustees hold office until their successors are duly elected and qualified or until their death, removal or resignation. Shareholders may remove a Trustee by vote of a majority of the votes entitled to vote, with or without cause. A Trustee elected thereby serves for the balance of the term of the removed Trustee.

     PURSUANT TO THE AIC TRUST'S DECLARATION OF TRUST, THE SHAREHOLDERS OF THE AIC TRUST GENERALLY ARE NOT PERSONALLY LIABLE FOR THE ACTS, OMISSIONS OR OBLIGATIONS OF THE TRUSTEES OR THE TRUST. IN ADDITION, THE TRUSTEES SHALL NOT BE PERSONALLY LIABLE FOR ANY OBLIGATION OF THE TRUST. THE TRUST WILL INDEMNIFY ITS TRUSTEES AND OFFICERS AGAINST ALL LIABILITIES AND EXPENSES EXCEPT FOR LIABILITIES ARISING FROM SUCH PERSON'S WILLFUL MISFEASANCE, BAD FAITH, GROSS NEGLIGENCE OR RECKLESS DISREGARD OF THAT PERSON'S DUTIES.


     The "new" Sterling Capital Partners' Balanced Portfolio will seek a long-term total return. It will invest in a diversified portfolio of equity securities, investment grade debt securities and cash. New Sterling will select individual equity securities for the portfolio by identifying equities priced at a discount from the estimated value of their underlying businesses. This portfolio will have an identical investment objective as the current Sterling Capital Partners' Balanced Portfolio. The "new" Sterling Capital Partners' Small Cap Value Portfolio will seek a long-term total return. It will invest primarily in equity securities of smaller companies, determined in terms of market capitalization. This portfolio will have an identical investment objective as the current Sterling Capital Partners' Small Cap Value Portfolio.

     The SP (AIC) Portfolios will have substantially similar procedures for purchasing, redeeming and exchanging shares as the SP (UAM) Portfolios. Shareholders of the SP (UAM) Portfolios are currently permitted to exchange their shares for shares of any other portfolio of the UAM Funds at no charge. Shareholders of the SP (AIC) Portfolios, however, will only be permitted to exchange their shares at no charge for shares of the other SP
     (AIC) Portfolio, not for shares of the other portfolios in the AIC Trust.

     Following the conclusion of the Reorganization, New Sterling will serve as investment adviser to the "new" Sterling Capital Partners' Balanced Portfolio and the "new" Sterling Capital Partners' Small Cap Value Portfolio. The investment advisory agreement between New Sterling and the AIC Trust is substantially similar to the advisory agreement that exists between Old Sterling and UAM Funds, on behalf of the SP (UAM) Portfolios. Significantly, both investment advisory agreements provide for the same fees, duties, and standards of care. For its services, New Sterling is entitled to a fee, which is calculated at a rate of .75% of the average daily net assets of the "new" Sterling Capital Partners' Balanced Portfolio and at a rate of 1.00% of the daily net asset value of the "new" Sterling
     Capital Partners' Small Cap Value Portfolio.   Fees are calculated daily
     and paid on a monthly basis.

     The tables below set forth comparative fee information (after waivers and reimbursements) for both the SP (UAM) Portfolios and the SP (AIC)
     Portfolios:

                                                      Sterling Capital Partners'     "new" Sterling Capital Partners'
                                                      Balanced Portfolio (l)          Balanced Portfolio (2)
====================================================================================================================
Management Fees                                                .66%                               .66%
 (after fee waivers)
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 .45%                               .45%
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                      1.11%                              1.11%
(after fee waivers and
expense reimbursements)
====================================================================================================================
                                                      Sterling Capital Partners'     "new" Sterling Capital Partners'
                                                      Small Cap Portfolio (l)         Small Cap Portfolio (2)
====================================================================================================================
Management Fees                                                .75%                               .75%
 (after fee waivers)
--------------------------------------------------------------------------------------------------------------------
Other Expenses                                                 .50%                               .50%
 (after expense reimbursements)
--------------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                      1.25%                              1.25%
 (after fee waivers and
 expense reimbursements)
====================================================================================================================

(1) The "Management Fees" shown reflect current voluntary waivers and/or reimbursements by Old Sterling. Absent such waivers and/or reimbursements, "Management Fees" for the Sterling Capital Partners' Balanced Portfolio and the Sterling Capital Partners' Small Cap Value Portfolio would be .75% and 1.00%, respectively; "Other Expenses" would be .45% and .50%, respectively; and "Total Operating Expenses" would be 1.20% and 1.50%, respectively. Expenses for each fund will vary over time. As a result, management fees subject to the voluntary expense cap will fluctuate accordingly.

(2) New Sterling has agreed, on a voluntary basis, to waive its advisory fee for the "new" Sterling Capital Partners' Balanced Portfolio and the "new" Sterling Capital Partners' Small Cap Value Portfolio to the extent necessary to keep the "Total Operating Expenses" from exceeding 1.11% and 1.25%, respectively. New Sterling reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers and/or reimbursements, "Management Fees" for the "new" Sterling Capital Partners' Balanced Portfolio and "new" Sterling Capital Partners' Small Cap Value Portfolio will be .75% and 1.00%, respectively.

INFORMATION ON SEI INVESTMENTS MUTUAL FUND SERVICES ("ADMINISTRATOR")

     The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers.

     The Administrator provides the AIC Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

     For these administrative services, the Administrator is entitled to a fee from each SP (AIC) Portfolio, which is calculated daily and paid monthly based on the respective SP (AIC) Portfolio's asset level, at an annual rate of: .15% on the first $250 million of average daily net assets; .125% on the next $250 million of average daily net assets; and .10% on average daily net assets over $500 million. However, each Fund pays a minimum annual administration fee of $250,000, which would be increased by $20,000 per additional class and $100,000 per additional portfolio.

     The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

INFORMATION ON SEI INVESTMENTS DISTRIBUTION, CO. ("DISTRIBUTOR")

     The Distributor, a wholly-owned subsidiary of SEI Investments, and the AIC Trust are parties to a distribution agreement (the "Distribution Agreement"). The Distributor will not receive compensation for distribution of shares of the SP (AIC) Portfolios.

INFORMATION ON OTHER SERVICE PROVIDERS

     DST Systems, Inc., 330 W 9th Street, Kansas City, MO 64105 serves as the AIC Trust's transfer agent. First Union National Bank, 125 Broad Street, Philadelphia, Pennsylvania 19109 acts as custodian (the "Custodian") of the AIC Trust. The Custodian holds cash, securities and other assets of the AIC Trust as required by the 1940 Act.

RECOMMENDATION OF DIRECTORS
--------------------------------------------------------------------------------

     On December 14, 2000, representatives of UAM and New Sterling advised the Independent Directors that (i) UAM and New Sterling had entered into an acquisition agreement; and (ii) UAM and New Sterling agreed to the Reorganization, pursuant to which the assets of the SP (UAM) Portfolios would be transferred to new portfolios, the SP (AIC) Portfolios, which are two series of the AIC Trust. At that time, representatives of UAM and New Sterling described the general terms of the proposed acquisition and Reorganization and the perceived benefits for the SP Portfolios, New Sterling and its investment advisory clients. The Independent Directors discussed the transactions with representatives UAM and Old Sterling. They were assisted in their review of this information by their independent legal counsel. UAM and Old Sterling advised the Independent Directors that they do not expect the acquisition and proposed Reorganization Transaction to have an adverse effect on the operations of the SP Portfolios or their shareholders.

     On December 14, 2000, the Board, including a majority of the Independent Directors, voted to (i) approve the new investment advisory agreements and to recommend their approval to shareholders, and (ii) approve the Reorganization Transaction and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of greatest importance (1) the SP (AIC) Portfolios will have the same investment objectives, policies and limitations as those of the SP (UAM) Portfolios and (2) the same personnel who managed the SP (UAM) Portfolios at Old Sterling will continue to manage the SP (AIC) Portfolios after the Reorganization at New Sterling.


         THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE
            SP PORTFOLIOS VOTE TO APPROVE PROPOSAL 1 AND PROPOSAL 2

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


ADMINISTRATIVE EXPENSES

     UAM Fund Services, Inc. serves as the SP (UAM) Portfolio' administrator, UAM Shareholder Services Center, Inc. serves as the SP (UAM) Portfolios' sub-shareholder servicing agent and UAM Fund Distributors, Inc. serves as the SP (UAM) Portfolios' principal underwriter. UAM Fund Services, Inc., UAM Shareholder Services Center, Inc. and UAM Fund Distributors, Inc. are affiliates of UAM. UAM Fund Services, Inc. and UAM Fund Distributors, Inc., are located at 211 Congress Street, 4th Floor, Boston, Massachusetts 02110 and UAM Shareholder Services, Inc. is located at 825 Duportail Road, Wayne, Pennsylvania 19087.

     . As of October 31, 2000, UAM Funds Services, Inc. was paid $50,687 and $39,437 for services rendered as administrator by the Balanced Portfolio and Small Cap Value Portfolio, respectively;

     . As of October 31, 2000, UAM Shareholder Services Center, Inc. was paid $12,614 and $16,226 for services rendered as sub-shareholder servicing agent by the Balanced Portfolio and Small Cap Value Portfolio, respectively;

     . As of December 21, 2000, the net assets of the Sterling Partners' Balanced Portfolio and Sterling Partners' Small Cap Value Portfolio were $47,601,193.17 and $68,251,292.24, respectively.

     The SP (UAM) Portfolios do not pay UAM Fund Distributors, Inc. for its services as principal underwriter to the Portfolios.


BROKERAGE COMMISSIONS

     The Interim Agreements authorize New Sterling to select the brokers or dealers that will execute the purchases and sales of investment securities for each SP (UAM) Portfolio. The Interim Agreements also direct
     New Sterling to use its best efforts to obtain the best execution with respect to all transactions for the SP (UAM) Portfolio. New Sterling may select brokers based on research, statistical and pricing services they provide to New Sterling. Information and research provided by a broker will be in addition to, and not instead of, the services New Sterling is required to perform under the Investment Advisory Agreement. In so doing, the SP (UAM) Portfolios may pay higher commission rates than the lowest rate available when New Sterling believes it is reasonable to do so in light of the value of the research, statistical, and pricing services provided by the broker effecting the transaction.

     It is not the practice of the SP (UAM) Portfolios to allocate brokerage or effect principal transactions with dealers based on sales of shares that a broker-dealer firm makes. However, the SP (UAM) Portfolios may place trades with qualified broker-dealers who recommend the SP (UAM) Portfolios or who acts as agents in the purchase of SP (UAM) Portfolios shares for their clients.

     Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down.

     Debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a SP (UAM) Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark-up or reflect a dealer's mark-down. When a SP (UAM) Portfolio executes transactions in the over-the-counter market, it will deal with primary market makers unless prices that are more favorable are otherwise obtainable.

     . As of October 31, 2000, the Sterling Partners' Balanced Portfolio paid $85,441.02 in brokerage commissions.

     . As of October 31, 2000, the Sterling Partners' Small Cap Value Portfolio paid $242,733.80 in brokerage commissions.

Payment of Expenses

       New Sterling, and not the UAM Funds, will pay the expenses of the preparation, printing and mailing of this proxy statement and its enclosures.

BENEFICIAL OWNERSHIP OF SHARES

     The following table contains information about the beneficial ownership by shareholders of five percent or more of each SP (UAM) Portfolio's outstanding Shares as December 28, 2000. On that date, the Directors and officers of each of the SP (UAM) Portfolios, together as a group, "beneficially owned" less than one percent of each SP (UAM) Portfolio's outstanding Shares.


NAME AND ADDRESS               PERCENT OF      NUMBER OF
 OF SHAREHOLDER               SHARES OWNED   SHARES OWNED    PORTFOLIO
--------------------------------------------------------------------------------
UMBSC & Co.                       24%         1,057,613.270  Sterling Partners'
FBO Interstate Brands                                        Balanced Portfolio
Conservative Growth
P.O. Box 419175
Kansas City, MO 64141-6175
--------------------------------------------------------------------------------
UMBSC & Co.                       11%           490,395.170  Sterling Partners'
FBO Interstate Brands                                        Balanced Portfolio
Conservative Growth
A/C # 34-1002-03-8
P.O. Box 419175
Kansas City, MO 64141-6175
--------------------------------------------------------------------------------
Centura Bank                       9%           384,528.735  Sterling Partners'
P.O. Box 1220                                                Balanced Portfolio
Attn: Roxanne Moore
131 N. Church Street
Rocky Mount, NC 27804-5433
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.         7%           324,419.908  Sterling Partners'
Reinvest Account                                             Balanced Portfolio
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.        25%         1,269,232.498  Sterling Partners'
Reinvest Account                                             Small Cap Value
Attn: Mutual Funds                                           Portfolio
101 Montgomery Street
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Trinity Health                     8%           385,991.444  Sterling Partners'
FBO Employee Retirement Trust                                Small Cap Value
 Health Plan                                                 Portfolio
P.O. Box 92956
Chicago, IL 60675-2956
--------------------------------------------------------------------------------
NFSC FEBO #379-487481              4%           192,678.784  Sterling Partners'
Franklin College of Indiana                                  Small Cap Value
 Endowment Fund                                              Portfolio
501 E. Monroe Street
Franklin, IN 46131-2512
--------------------------------------------------------------------------------
Horizon Benefits                   6%           327,026.965  Sterling Partners'
5925 Carnegie Blvd, Suite 104                                Small Cap Value
Charlotte, NC 28209-4656                                     Portfolio
--------------------------------------------------------------------------------
Endowment for Health, Inc.         6%           306,026.965  Sterling Partners'
Attn:  Sherry Young c/o Rath,                                Small Cap Value
        Young & Pignatelli                                   Portfolio
One Capital Plaza
Concord, NH 03302
--------------------------------------------------------------------------------
Samaritan Retirement               5%           229,930.839  Sterling Partners'
 Income Plan                                                 Small Cap Value
4310 17th Avenue, S.W.                                       Portfolio
Fargo, ND 58103
--------------------------------------------------------------------------------

As of December 21, 2000, the Balanced Portfolio and Small Cap Value Portfolio had 4,386,796.335 and 5,112,988.449 shares outstanding, respectively.

The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the UAM Funds by its existing Directors and/or on the records of UAM Funds' transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

For a free copy of your SP (UAM) Portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the SP (UAM) Portfolios may call 1-877-826-5465 or write to the UAM Funds at PO Box 219081, Kansas City, MO 64121.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for a fund. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the proxy statement or presentation of the proposal at the meeting since inclusion and presentation are subject to compliance with certain federal regulations and Maryland law.

    THE DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMEND APPROVAL
         OF EACH PROPOSAL.  ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS
                  TO THE CONTRARY WILL BE VOTED IN FAVOR OF
                           APPROVAL OF THE PROPOSALS

                                UAM FUNDS, INC.
                 STERLING PARTNERS' SMALL CAP VALUE PORTFOLIO

                      Special Meeting of the Shareholders

                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Gary L. French and Linda T. Gibson as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Sterling Partners' Small Cap Value Portfolio of UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110, at 10:00 a.m. Eastern time on February 23, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting
(i) the proposed Investment Advisory Agreement between Sterling Capital Management, LLC and UAM Funds on behalf of the Sterling Partners' Small Cap Value Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation between UAM Funds, on behalf of the Sterling Partners' Small Cap Value Portfolio, and the AIC Trust, on behalf of the "New" Sterling Partners' Small Cap Value Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

PROPOSAL 1.    Approve a new Investment Advisory Agreement between Sterling
               Capital Management, LLC and UAM Funds, on behalf of the Sterling
               Partners' Small Cap Value Portfolio.

               ____For            ____Against            ____Abstain


PROPOSAL 2.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between UAM Funds, on behalf of the Sterling
               Partners' Small Cap Value Portfolio, and the AIC Trust, on behalf of the "New" Sterling Partners' Small Cap Value Portfolio.

               ____For            ____Against            ____Abstain


This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                      , 2001
      ----------------------          ------------------------------------
                                      Signature of Shareholder



                                      ------------------------------------
                                      Signature (Joint owners)


PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.

                                UAM FUNDS, INC.
                 STERLING CAPITAL PARTNERS' BALANCED PORTFOLIO

                      Special Meeting of the Shareholders


                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
            THE SPECIAL MEETING OF SHAREHOLDERS, FEBRUARY 23, 2001

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints Gary L. French and Linda T. Gibson as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Sterling Partners' Balanced Portfolio of
UAM Funds, Inc. ("UAM Funds") to be held in the offices of UAM Fund Services, Inc., 211 Congress Street, Boston, MA 02110 at 10:00 a.m. Eastern time on February 23, 2001, and any adjournments or postponements thereof all shares of stock of said UAM Funds that the undersigned would be entitled to vote if personally present at the Meeting on the proposals set forth below respecting
(i) the proposed Investment Advisory Agreement between Sterling Capital Management, LLC and UAM Funds on behalf of the Sterling Partners' Balanced Portfolio; and (ii) the proposed Agreement and Plan of Reorganization and Liquidation between the UAM Funds, on behalf of the Sterling Partners' Balanced Portfolio, and the AIC Trust, on behalf of the "New" Sterling Partners' Balanced Portfolio and, in accordance with their own discretion, any other matters properly brought before the Meeting.

     THE BOARD OF DIRECTORS OF THE CORPORATION RECOMMENDS A VOTE "FOR" THE PROPOSAL TO:

PROPOSAL 1.    Approve a new Investment Advisory Agreement between Sterling
               Capital Management, LLC and UAM Funds, on behalf of the Sterling
               Partners' Balanced Portfolio.

               ____For            ____Against            ____Abstain

PROPOSAL 2.    Approve an Agreement and Plan of Reorganization and Liquidation
               (the "Agreement") between UAM Funds, on behalf of the Sterling
               Partners' Balanced Portfolio, and the AIC Trust, on behalf of the "New" Sterling Capital Partners' Balanced Portfolio.

               ____For            ____Against            ____Abstain


This proxy will, when properly executed, be voted as directed herein by the signing Shareholder. If no contrary direction is given when the duly executed Proxy is returned, this Proxy will be voted FOR the foregoing proposal and will be voted in the appointed proxies' discretion upon such other business as may properly come before the Meeting.

The undersigned acknowledges receipt with this Proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Directors. Your signature(s) on this Proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                      , 2001
       ---------------------          -----------------------------------
                                      Signature of Shareholder


                                      -----------------------------------
                                      Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.